UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

PRIMO WATER CORPORATION
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Sales & Procurement Leader Talking Points
Re: Primo Water Corporation and BlueTriton Brands, Inc.

General

•
Today, Primo Water Corporation announced via press release that we have reached a definitive agreement to combine with BlueTriton Brands, Inc., creating a leading publicly traded North American Pure-Play Healthy Hydration Company.

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The combined company will bring together the two companies’ complementary strengths and we believe will be well positioned to establish itself as one of the preeminent healthy hydration platforms in the beverage space.

•	The closing date is expected in the first half of 2025, pending regulatory approvals and the satisfaction of other customary closing conditions.

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Robbert Rietbroek will serve as CEO for the combined company, David Hass will become the new CFO, and Robert Austin, COO of BlueTriton, will become the new COO. Leadership teams will continue operating their respective businesses as usual until the closing.

•	We expect to communicate more details soon on the combination and are committed to regular, transparent communications as the transaction progresses.

Contracts

•	We do not expect any near-term impact on our day-to-day operations, products and services and contracts. Business will continue as normal.

•	We remain committed to honoring our valued current supply contracts. We do not expect the combination to affect existing contractual obligations or relationships.

Products and Services Benefits / Distribution Capabilities

•	Our focus continues to be providing the exceptional Primo brands and products and stellar services that our customers expect.

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We believe the complementary portfolios of brands from each company will allow customers to access a premier, diversified suite of beverage products, formats and channels, allowing the combined products to serve more customers and usage occasions.

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We believe the combination will allow for optimization of manufacturing efficiencies, locations, routes, branches and inventory management, while leveraging increased resources of combined businesses and bolstering distribution capabilities.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions (the “Transactions”) between Primo Water Corporation (“Primo Water”) and BlueTriton Brands Inc. (“BlueTriton”). This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale, or exchange would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom.

In connection with the contemplated Transactions, Primo Water intends to file a management information circular and proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities containing important information about the Transactions and related matters. Additionally, Primo Water will file other relevant materials in connection with the Transactions with applicable securities regulatory authorities, including the SEC. INVESTORS AND SECURITY HOLDERS OF Primo Water ARE URGED TO CAREFULLY READ THE ENTIRE MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS) WHEN SUCH DOCUMENT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. The Primo Water management information circular and proxy statement will be mailed to Primo Water shareholders, as well as be accessible on the EDGAR and SEDAR+ profile of Primo Water. Investors and security holders of Primo Water will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Primo Water and the proposed Transactions, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) or from Primo Water’s investor relations website (https://primowatercorp.com/investors/).

Participants in Solicitation

Primo Water and BlueTriton and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed Transactions. Information regarding Primo Water’s directors and executive officers and their ownership of Primo Water securities is set forth in Primo Water’s filings with the SEC, including its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 28, 2024 under the heading “Security Ownership of Directors and Management”.  To the extent such person’s ownership of Primo Water’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding those persons and other persons who may, under SEC rules, be deemed participants in the proposed Transactions will be set forth in the management information circular and proxy statement for the proposed Transactions, when available. Other information regarding the participants in the Primo Water proxy solicitation and a description of their direct and indirect interests in the proposed Transactions, by security holdings or otherwise, will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents as described in the preceding paragraph.

Safe Harbor Statements

This communication contains forward-looking statements and forward-looking information within the meaning of applicable U.S. and Canadian securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, conveying management’s expectations as to the future based on plans, estimates and projections at the time of such statements. Forward-looking statements involve inherent risks and uncertainties and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. You can identify forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities,” and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. The forward-looking statements contained in this communication include, but are not limited to, statements regarding the estimated or anticipated future results of the combined company following the proposed Transactions, the anticipated benefits and strategic rationale of the proposed Transactions, including estimated synergies and capital expenditure rates, forecast performance metrics of the combined company, the ability of BlueTriton and Primo Water to complete the proposed Transactions on the terms described herein, or at all, the expected timing of completion of the proposed Transactions and related transactions, receipt of regulatory, court, and stock exchange approvals, and other statements that are not historical facts. The forward-looking statements are based on Primo Water and BlueTriton’s current expectations, plans and estimates. Primo Water and BlueTriton believe these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

Factors that could cause actual results to differ materially from those described in this press release include, among others: (i) the ability of the parties to successfully complete the Transactions on anticipated terms and timing, including obtaining required shareholder and regulatory approvals and the satisfaction of other conditions to the completion of the proposed Transactions, (ii) risks relating to the integration of Primo Water and BlueTriton’s operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the Transactions will not be realized or will not be realized within the expected timeframe (iii) risks relating to the businesses of Primo Water and BlueTriton and the industries in which they operate and the combined company will operate following the proposed Transactions, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions, (v) risks related to disruption of management’s time from ongoing business operations due to the proposed Transactions (vi) the risk of any litigation relating to the proposed Transactions, and (vii) the risk that the proposed Transactions and their announcement could have an adverse effect on the ability of Primo Water and BlueTriton to retain and hire key personnel.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Primo Water’s Annual Report on Form 10-K for the year ended December 30, 2023, and subsequent Quarterly Reports on Form 10-Q, the proxy statement on Schedule 14A discussed above and other documents filed by Primo Water from time to time, which are available on the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) and Primo Water’s investor relations website (https://primowatercorp.com/investors/).  These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and based on information available at that time. Primo Water and BlueTriton assume no obligation and do not intend to update or revise any of these statements considering new information, future events, or otherwise, except as expressly required by applicable law. Neither BlueTriton nor Primo Water gives any assurance that expectations will be achieved.